UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2010 (August 12, 2010)

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

          On August 12, 2010, the Board of Directors of the Company approved, effective as of that date, amendments to the Company’s bylaws as set forth in the Fifth Amended and Restated Bylaws of Alliance One International, Inc., which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.  The amendments revise provisions for the advance notice to the Company of a shareholder’s intention to introduce a matter for shareholder action, or nominate a candidate for election as a director, at a meeting of the shareholders, which amendments are described in more detail below.  In addition, the amendments:

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clarify that shares of capital stock may be certificated or uncertificated;

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provide for the manner of transfer of uncertificated shares;

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clarify that a record date for a meeting of shareholders applies to any adjournment or postponement of that meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is postponed or adjourned to a date more than 120 days after the record date that had been fixed for the meeting;

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provide that the Chairman of the Board, or any presiding officer acting as chairman of the meeting of the shareholders, has the power to adjourn or postpone the meeting from time to time:

o

because of the absence of a quorum at any meeting or any adjournment thereof; or

o

for any other reason;

in any such case without notice other than announcement at the meeting before adjournment or postponement (except as may otherwise be provided by statute), and at such adjourned or postponed meeting any business may be transacted that could have been transacted at the meeting as originally notified;

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modernize provisions with respect to appropriate delivery of notice of a meeting of shareholders, including permitting delivery by “electronic transmission” as permitted by the Virginia Stock Corporation Act (the “VSCA”);

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clarify that at a special meeting of shareholders no business may be transacted and no corporate action may be taken other than with respect to matters stated in the notice of the meeting;

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modernize provisions for the effective appointment of proxies, including authorizing the President and Chief Executive Officer or the Secretary to approve procedures for appointments of proxies effected by internet transmission, telephone transmission or other means of electronic transmission;

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include a requirement, consistent with the VSCA, for the maintenance and availability for inspection of a list of shareholders entitled to vote at any meeting of shareholders for a period of at least 10 days prior to the meeting;

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provide that one or more inspectors for any meeting of the shareholders shall be appointed by the chairman of the meeting;

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include the ability of the Board of Directors, by adoption of a resolution, to hold an annual meeting of the Board of Directors at a time other than following the annual meeting of shareholders;

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replace references to the “Vice Chairman of the Board of Directors” in certain provisions with the term “the member of Board of Directors appointed by the Board of Directors to serve as lead independent director”;

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clarify that compensation of the directors may be other than by a retainer and may be in the form of cash and other property, including equity awards; and

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 conform other provisions for these changes and effect minor procedural changes.

Alliance One International, Inc.

Advance Notice Provisions

The amendments to the advance notice provisions are set forth in Section 1 of Article II and Section 3 of Article III of the Bylaws and are summarized below.

The required notices from shareholders to present proposals of business or make nominations at annual meetings have been expanded to require the shareholder to include the following:

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description of agreements or arrangements between the shareholder and any other person(s) in connection with the proposal of business or director nominations;

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description of agreements or arrangements entered into by the shareholder with the intent to mitigate loss, manage risk or benefit from changes in the stock price or increase or decrease the voting power of the shareholder;

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updated notice promptly after the later of the record date or the first public announcement of the record date with respect to any changes in certain information in the initial notice (shares beneficially owned by the proponent as of the record date and agreements or arrangements described in the two bullet points above); and

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a representation that the shareholder is a holder of record of shares of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such business or make such nomination.

In addition, other requirements applicable to the notice for shareholder nominations are conformed to the provisions applicable to the notice for a shareholder’s introduction of business.  In both of these sections, the advance notice time period with respect to annual meetings has been changed from 90 days before the anniversary date of the Company’s previous year’s annual meeting to 120 days before such anniversary date.  With respect to the election of directors at a special meeting of shareholders, notice is required to be delivered no later than the close of business on the seventh day following the date on which notice of the meeting is first given to the shareholders.

As a result of the above changes, insofar as the requirements of the Company’s bylaws are concerned, the date by which notices from shareholders of proposed items of business to be conducted or nominations of candidates for election as directors for the Company’s 2011 annual meeting must be received by the Secretary of the Company is the close of business on April 14, 2011.  Any shareholder proposal to which Rule 14a-8 of the Securities and Exchange Commission applies will also be subject to the separate notice and other provisions of that rule.

ITEM 5.07  Submission of Matters to a Vote of Security Holders

(a)

The Company’s 2010 annual meeting of shareholders was held on August 12, 2010.

(b)

At the meeting Robert E. Harrison, B. Clyde Presslar and Norman A. Scher were elected as Class I Directors for a three-year term expiring in 2013 and the shareholders voted on a resolution to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2011.  The tabulation of votes with respect to these matters are set forth in the tables below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-votes
Robert E. Harrison	65,554,463	2,489,793	9,054,200
B. Clyde Presslar	66,278,669	1,765,587	9,054,200
Norman A. Scher	66,016,155	2,028,101	9,054,200

Ratification of Independent Auditors

Votes For	Votes Against	Votes Abstained
76,501,666	181,053	415,737

There were no broker non-votes with respect to the ratification of independent auditors, which was considered a “routine” matter under the rules of the New York Stock Exchange.

Alliance One International, Inc.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	3.01	Fifth Amended and Restated Bylaws of Alliance One International, Inc.

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2010	Alliance One International, Inc.
Registrant

/s/ Robert A. Sheets
______________________________________________
Robert A. Sheets Executive Vice President – Chief Financial Officer

Alliance One International, Inc.

EXHIBIT INDEX

Exhibit No.	Exhibit	Page No.

3.01	Fifth Amended and Restated Bylaws of Alliance One International, Inc.	7 - 15

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